SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

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
[X]    PRELIMINARY PROXY STATEMENT



[  ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[  ]   DEFINITIVE PROXY STATEMENT



[  ]   DEFINITIVE ADDITIONAL MATERIALS



[  ]   SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12


      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
      FIDELITY COURT STREET TRUST II

            (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
            REGISTRANT)  ARTHUR S. LORING, SECRETARY

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:


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
[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.


      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN(registered trademark) CONNECTICUT MUNICIPAL MONEY MARKET FUND SPARTAN(registered trademark) FLORIDA MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
FUNDS OF
FIDELITY COURT STREET TRUST II


82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, Spartan Florida Municipal Money Market Fund, and Fidelity New Jersey Municipal Money Market Fund (the funds), will be held at the office of Fidelity Court Street Trust II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on December 17, 1997, at 12:00 p.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.


1.  To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
4. To approve an amended management contract for Fidelity Connecticut Municipal Money Market Fund.
5. To approve an amended management contract for Fidelity New Jersey Municipal Money Market Fund.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
6. To amend Fidelity Connecticut Municipal Money Market Fund's and Fidelity New Jersey Municipal Money Market Fund's fundamental investment limitation concerning the issuance of senior securities.
7. To amend Fidelity Connecticut Municipal Money Market Fund's, Fidelity New Jersey Municipal Money Market Fund's and Spartan Connecticut Municipal Money Market Fund's fundamental investment limitation concerning the concentration of investments in a single industry.

 The Board of Trustees has fixed the close of business on October 20, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
October 20, 1997





YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1   ABC CORP.                       JOHN SMITH,
)                                      TREASURER

 2     ABC CORP.                       JOHN SMITH,
)                                      TREASURER

       C/O JOHN SMITH, TREASURER

B. 1   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS,
)                                      TRUSTEE

 2     ABC TRUST                       ANN B. COLLINS,
)                                      TRUSTEE

 3     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS,
)                                      TRUSTEE

       U/T/D 12/28/78

C. 1   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT
)

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY COURT STREET TRUST II:
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
TO BE HELD ON DECEMBER 17, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Court Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, Spartan Florida Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held on December 17, 1997 at 12:00 p.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $6,000 (Fidelity Connecticut Municipal Money Market
Fund), $3,000 (Spartan Connecticut Municipal Money Market Fund), $4,000 (Spartan Florida Municipal Money Market Fund), and $7,000 (Fidelity New Jersey Municipal Money Market Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds (except for Spartan Connecticut Municipal Money Market Fund and Spartan Florida Municipal Money Market Fund, whose expenses will be borne by
FMR). The funds (FMR for Spartan Connecticut Municipal Money Market Fund and Spartan Florida Municipal Money Market Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC) the funds' principal underwriter and distribution agent is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $5,000, (Fidelity Connecticut Municipal Money Market
Fund), $2,000 (Spartan Connecticut Municipal Money Market Fund), $3,000 (Spartan Florida Municipal Money Market Fund) and $6,000 (Fidelity New Jersey Municipal Money Market Fund). The expenses in connection with telephone voting will be paid by the funds (except for Spartan Connecticut Municipal Money Market Fund and Spartan Florida Municipal Money Market Fund, whose expenses will be borne by FMR). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of August 31, 1997 are indicated in the following table:
FIDELITY CONNECTICUT MUNICIPAL MONEY    _____
MARKET FUND

SPARTAN CONNECTICUT MUNICIPAL MONEY     _____
MARKET FUND

SPARTAN FLORIDA MUNICIPAL MONEY         _____
MARKET FUND

FIDELITY NEW JERSEY MUNICIPAL MONEY     _____
MARKET FUND

As of August 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds outstanding shares.

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the funds on August 31, 1997 was as follows:_____________________. To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.

Shareholders of record at the close of business on October 20 ,1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
The following table summarizes the proposals applicable to each fund.

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
PROPOSAL #                                        PROPOSAL DESCRIPTION                  APPLICABLE FUNDS

 1.                                               TO ELECT AS TRUSTEES THE 12           FIDELITY CONNECTICUT MUNICIPAL
                                                  NOMINEES PRESENTED IN PROPOSAL        MONEY MARKET FUND; SPARTAN
                                                  1.                                    CONNECTICUT MUNICIPAL MONEY
                                                                                        MARKET FUND; SPARTAN FLORIDA
                                                                                        MUNICIPAL MONEY MARKET
                                                                                        FUND; AND FIDELITY NEW JERSEY
                                                                                        MUNICIPAL MONEY MARKET FUND

 2.                                               TO RATIFY THE SELECTION OF            FIDELITY CONNECTICUT MUNICIPAL
                                                  COOPERS & LYBRAND L.L.P. AS           MONEY MARKET FUND; SPARTAN
                                                  INDEPENDENT ACCOUNTANTS OF THE        CONNECTICUT MUNICIPAL MONEY
                                                  TRUST.                                MARKET FUND; SPARTAN FLORIDA
                                                                                        MUNICIPAL MONEY MARKET
                                                                                        FUND; AND FIDELITY NEW JERSEY
                                                                                        MUNICIPAL MONEY MARKET FUND

 3.                                               TO AMEND THE TRUST INSTRUMENT         FIDELITY CONNECTICUT MUNICIPAL
                                                  TO PROVIDE VOTING RIGHTS BASED        MONEY MARKET FUND; SPARTAN
                                                  ON A SHAREHOLDER'S TOTAL DOLLAR       CONNECTICUT MUNICIPAL MONEY
                                                  INVESTMENT IN A FUND, RATHER          MARKET FUND; SPARTAN FLORIDA
                                                  THAN ON THE NUMBER OF SHARES          MUNICIPAL MONEY MARKET
                                                  OWNED.                                FUND; AND FIDELITY NEW JERSEY
                                                                                        MUNICIPAL MONEY MARKET FUND

 4.                                               TO APPROVE AN AMENDED                 FIDELITY CONNECTICUT MUNICIPAL
                                                  MANAGEMENT CONTRACT FOR THE           MONEY MARKET FUND
                                                  FUND THAT WOULD REDUCE THE
                                                  MANAGEMENT FEE PAYABLE TO
                                                  FMR BY THE FUND AS FMR'S
                                                  ASSETS UNDER MANAGEMENT
                                                  INCREASE.

 5.                                               TO APPROVE AN AMENDED                 FIDELITY NEW JERSEY MUNICIPAL
                                                  MANAGEMENT CONTRACT FOR THE           MONEY MARKET FUND
                                                  FUND THAT WOULD REDUCE THE
                                                  MANAGEMENT FEE PAYABLE TO
                                                  FMR BY THE FUND AS FMR'S
                                                  ASSETS UNDER MANAGEMENT
                                                  INCREASE.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 6.                                               SENIOR SECURITIES: TO ADD THE         FIDELITY CONNECTICUT MUNICIPAL
                                                  ABILITY TO ISSUE SENIOR SECURITIES    MONEY MARKET FUND AND
                                                  TO THE EXTENT PERMITTED UNDER         FIDELITY NEW JERSEY MUNICIPAL
                                                  THE INVESTMENT COMPANY ACT OF         MONEY MARKET FUND
                                                  1940 ACT.

 7.                                               CONCENTRATION: TO                     FIDELITY CONNECTICUT MUNICIPAL
                                                  STANDARDIZE LANGUAGE AND              MONEY MARKET FUND, FIDELITY
                                                  EXPLICITLY EXCLUDE "TAX-EXEMPT        NEW JERSEY MUNICIPAL MONEY
                                                  OBLIGATIONS ISSUED OR GUARANTEED      MARKET FUND AND SPARTAN
                                                  BY A U.S. TERRITORY OR                CONNECTICUT MUNICIPAL MONEY
                                                  POSSESSION OR A STATE OR LOCAL        MARKET FUND
                                                  GOVERNMENT, OR A POLITICAL
                                                  SUBDIVISION THEREOF" FROM THE
                                                  LIMITATION ON INDUSTRY
                                                  CONCENTRATION.


 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED MAY 31, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Trust Instrument of Fidelity Court Street Trust II, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates, William O. McCoy and Robert C. Pozen all nominees named below are currently Trustees of Fidelity Court Street Trust II and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis and Marvin L. Mann were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board on November 1, 1991, December 1, 1992, and October 1, 1993, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy and Robert C. Pozen, each of the nominees is currently a Trustee or General Partner, as the case may be, of ____ registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently a Trustee or General Partner, as the case may be, of ____ registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

NOMINEE                 PRINCIPAL OCCUPATION **                   YEAR OF
(AGE)                                                             ELECTION OR
                                                                  APPOINTMENT

RALPH F. COX            PRESIDENT OF RABAR ENTERPRISES            1991
 (65)                   (MANAGEMENT
                        CONSULTING-ENGINEERING INDUSTRY,
                        1994). PRIOR TO FEBRUARY 1994, HE
                        WAS PRESIDENT OF GREENHILL
                        PETROLEUM CORPORATION (PETROLEUM
                        EXPLORATION AND PRODUCTION). UNTIL
                        MARCH 1990, MR. COX WAS PRESIDENT
                        AND CHIEF OPERATING OFFICER OF
                        UNION PACIFIC RESOURCES COMPANY
                        (EXPLORATION AND PRODUCTION). HE IS
                        A DIRECTOR OF USA WASTE SERVICES,
                        INC. (NON-HAZARDOUS WASTE, 1993),
                        CH2M HILL COMPANIES
                        (ENGINEERING), RIO GRANDE, INC. (OIL
                        AND GAS PRODUCTION), AND DANIEL
                        INDUSTRIES (PETROLEUM MEASUREMENT
                        EQUIPMENT MANUFACTURER). IN
                        ADDITION, HE IS A MEMBER OF
                        ADVISORY BOARDS OF TEXAS A&M
                        UNIVERSITY AND THE UNIVERSITY OF
                        TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS     PRIOR TO HER RETIREMENT IN                1992
 (66)                   SEPTEMBER 1991, MRS. DAVIS WAS
                        THE SENIOR VICE PRESIDENT OF
                        CORPORATE AFFAIRS OF AVON PRODUCTS,
                        INC. SHE IS CURRENTLY A DIRECTOR OF
                        BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), EATON
                        CORPORATION (MANUFACTURING, 1991),
                        AND THE TJX COMPANIES, INC. (RETAIL
                        STORES), AND PREVIOUSLY SERVED AS A
                        DIRECTOR OF HALLMARK CARDS, INC.
                        (1985-1991) AND NABISCO BRANDS,
                        INC. IN ADDITION, SHE IS A MEMBER OF
                        THE PRESIDENT'S ADVISORY COUNCIL OF
                        THE UNIVERSITY OF VERMONT SCHOOL
                        OF BUSINESS ADMINISTRATION.

ROBERT M. GATES         CONSULTANT, AUTHOR, AND LECTURER          -
 (54)                   (1993). MR. GATES WAS DIRECTOR OF
                        THE CENTRAL INTELLIGENCE AGENCY
                        (CIA) FROM 1991-1993. FROM 1989
                        TO 1991, MR. GATES SERVED AS
                        ASSISTANT TO THE PRESIDENT OF THE
                        UNITED STATES AND DEPUTY NATIONAL
                        SECURITY ADVISOR. MR. GATES IS
                        CURRENTLY A TRUSTEE FOR THE FORUM
                        FOR INTERNATIONAL POLICY, A BOARD
                        MEMBER FOR THE VIRGINIA
                        NEUROLOGICAL INSTITUTE, AND A SENIOR
                        ADVISOR OF THE HARVARD JOURNAL OF
                        WORLD AFFAIRS. IN ADDITION, MR. GATES
                        ALSO SERVES AS A MEMBER OF THE
                        CORPORATE BOARD FOR LUCAS VARITY
                        PLC (AUTOMOTIVE COMPONENTS AND
                        DIESEL ENGINES), CHARLES STARK
                        DRAPER LABORATORY (NON-PROFIT),
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING), AND TRW INC.
                        (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS).

*EDWARD C. JOHNSON 3D   PRESIDENT, IS CHAIRMAN, CHIEF             1968
 (67)                   EXECUTIVE OFFICER AND A DIRECTOR OF
                        FMR CORP.; A DIRECTOR AND
                        CHAIRMAN OF THE BOARD AND OF THE
                        EXECUTIVE COMMITTEE OF FMR;
                        CHAIRMAN AND A DIRECTOR OF FMR
                        TEXAS INC., FIDELITY MANAGEMENT &
                        RESEARCH (U.K.) INC., AND FIDELITY
                        MANAGEMENT & RESEARCH (FAR EAST)
                        INC.

E. BRADLEY JONES        PRIOR TO HIS RETIREMENT IN 1984, MR.      1990
 (67)                   JONES WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LTV STEEL
                        COMPANY. HE IS A DIRECTOR OF TRW
                        INC. (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS),
                        CONSOLIDATED RAIL CORPORATION,
                        BIRMINGHAM STEEL CORPORATION, AND
                        RPM, INC. (MANUFACTURER OF
                        CHEMICAL PRODUCTS), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING, 1985-1995),
                        HYSTER-YALE MATERIALS HANDLING, INC.
                        (1985-1995), AND CLEVELAND-CLIFFS
                        INC. (MINING), AND AS A TRUSTEE OF
                        FIRST UNION REAL ESTATE INVESTMENTS.
                        IN ADDITION, HE SERVES AS A TRUSTEE
                        OF THE CLEVELAND CLINIC FOUNDATION,
                        WHERE HE HAS ALSO BEEN A MEMBER
                        OF THE EXECUTIVE COMMITTEE AS WELL
                        AS CHAIRMAN OF THE BOARD AND
                        PRESIDENT, A TRUSTEE AND MEMBER OF
                        THE EXECUTIVE COMMITTEE OF
                        UNIVERSITY SCHOOL (CLEVELAND), AND A
                        TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK          EXECUTIVE-IN-RESIDENCE (1995) AT          1987
 (65)                   COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS AND A FINANCIAL
                        CONSULTANT. FROM 1987 TO JANUARY
                        1995, MR. KIRK WAS A PROFESSOR AT
                        COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS. PRIOR TO 1987,
                        HE WAS CHAIRMAN OF THE FINANCIAL
                        ACCOUNTING STANDARDS BOARD. MR.
                        KIRK IS A DIRECTOR OF GENERAL RE
                        CORPORATION (REINSURANCE), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        VALUATION RESEARCH CORP.
                        (APPRAISALS AND VALUATIONS,
                        1993-1995). IN ADDITION, HE SERVES
                        AS CHAIRMAN OF THE BOARD OF
                        DIRECTORS OF THE NATIONAL ARTS
                        STABILIZATION FUND, CHAIRMAN OF THE
                        BOARD OF TRUSTEES OF THE GREENWICH
                        HOSPITAL ASSOCIATION, A MEMBER OF
                        THE PUBLIC OVERSIGHT BOARD OF THE
                        AMERICAN INSTITUTE OF CERTIFIED
                        PUBLIC ACCOUNTANTS' SEC PRACTICE
                        SECTION (1995), AND AS A PUBLIC
                        GOVERNOR OF THE NATIONAL
                        ASSOCIATION OF SECURITIES DEALERS,
                        INC. (1996).

*PETER S. LYNCH         VICE CHAIRMAN AND DIRECTOR OF FMR         1990
 (54)                   (1992). PRIOR TO MAY 31, 1990, HE
                        WAS A DIRECTOR OF FMR AND
                        EXECUTIVE VICE PRESIDENT OF FMR (A
                        POSITION HE HELD UNTIL MARCH 31,
                        1991); VICE PRESIDENT OF FIDELITY
                        MAGELLAN FUND AND FMR GROWTH
                        GROUP LEADER; AND MANAGING
                        DIRECTOR OF FMR CORP. MR. LYNCH
                        WAS ALSO VICE PRESIDENT OF FIDELITY
                        INVESTMENTS CORPORATE SERVICES
                        (1991-1992). HE IS A DIRECTOR OF
                        W.R. GRACE & CO. (CHEMICALS) AND
                        MORRISON KNUDSEN CORPORATION
                        (ENGINEERING AND CONSTRUCTION). IN
                        ADDITION, HE SERVES AS A TRUSTEE OF
                        BOSTON COLLEGE, MASSACHUSETTS EYE
                        & EAR INFIRMARY, HISTORIC DEERFIELD
                        (1989) AND SOCIETY FOR THE
                        PRESERVATION OF NEW ENGLAND
                        ANTIQUITIES, AND AS AN OVERSEER OF
                        THE MUSEUM OF FINE ARTS OF BOSTON.

WILLIAM O. MCCOY        VICE PRESIDENT OF FINANCE FOR THE         -
 (64)                   UNIVERSITY OF NORTH CAROLINA
                        (16-SCHOOL SYSTEM, 1995). PRIOR TO
                        HIS RETIREMENT IN DECEMBER 1994, MR.
                        MCCOY WAS VICE CHAIRMAN OF THE
                        BOARD OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS, 1984) AND
                        PRESIDENT OF BELLSOUTH ENTERPRISES
                        (1986). HE IS CURRENTLY A DIRECTOR OF
                        LIBERTY CORPORATION (HOLDING
                        COMPANY, 1984), WEEKS CORPORATION
                        OF ATLANTA (REAL ESTATE, 1994),
                        CAROLINA POWER AND LIGHT COMPANY
                        (ELECTRIC UTILITY, 1996) AND THE KENAN
                        TRANSPORT CO. (1996). PREVIOUSLY, HE
                        WAS A DIRECTOR OF FIRST AMERICAN
                        CORPORATION (BANK HOLDING COMPANY,
                        1979-1996). IN ADDITION, MR. MCCOY
                        SERVES AS A MEMBER OF THE BOARD OF
                        VISITORS FOR THE UNIVERSITY OF NORTH
                        CAROLINA AT CHAPEL HILL (1994) AND FOR
                        THE KENAN-FLAGER BUSINESS SCHOOL
                        (UNIVERSITY OF NORTH CAROLINA AT
                        CHAPEL HILL, 1988).

GERALD C. MCDONOUGH     CHAIRMAN OF G.M. MANAGEMENT               1989
 (69)                   GROUP (STRATEGIC ADVISORY SERVICES).
                        PRIOR TO HIS RETIREMENT IN JULY 1988,
                        HE WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LEASEWAY
                        TRANSPORTATION CORP. (PHYSICAL
                        DISTRIBUTION SERVICES). MR.
                        MCDONOUGH IS A DIRECTOR OF
                        BRUSH-WELLMAN INC. (METAL
                        REFINING), YORK INTERNATIONAL CORP.
                        (AIR CONDITIONING AND REFRIGERATION),
                        COMMERCIAL INTERTECH CORP.
                        (HYDRAULIC SYSTEMS, BUILDING
                        SYSTEMS, AND METAL PRODUCTS,
                        1992), CUNO, INC. (LIQUID AND GAS
                        FILTRATION PRODUCTS, 1996), AND
                        ASSOCIATED ESTATES REALTY
                        CORPORATION (A REAL ESTATE
                        INVESTMENT TRUST, 1993). MR.
                        MCDONOUGH SERVED AS A DIRECTOR OF
                        ACME-CLEVELAND CORP. (METAL
                        WORKING, TELECOMMUNICATIONS, AND
                        ELECTRONIC PRODUCTS) FROM
                        1987-1996.

MARVIN L. MANN          CHAIRMAN OF THE BOARD, PRESIDENT,         1993
 (64)                   AND CHIEF EXECUTIVE OFFICER OF
                        LEXMARK INTERNATIONAL, INC. (OFFICE
                        MACHINES, 1991). PRIOR TO 1991, HE
                        HELD THE POSITIONS OF VICE PRESIDENT
                        OF INTERNATIONAL BUSINESS MACHINES
                        CORPORATION ("IBM") AND PRESIDENT
                        AND GENERAL MANAGER OF VARIOUS
                        IBM DIVISIONS AND SUBSIDIARIES. MR.
                        MANN IS A DIRECTOR OF M.A. HANNA
                        COMPANY (CHEMICALS, 1993) AND
                        INFOMART (MARKETING SERVICES,
                        1991), A TRAMMELL CROW CO. IN
                        ADDITION, HE SERVES AS THE
                        CAMPAIGN VICE CHAIRMAN OF THE
                        TRI-STATE UNITED WAY (1993) AND IS
                        A MEMBER OF THE UNIVERSITY OF
                        ALABAMA PRESIDENT'S CABINET.

*ROBERT C. POZEN        SENIOR VICE PRESIDENT, IS PRESIDENT       -
 (51)                   AND A DIRECTOR OF FMR (1997); AND
                        PRESIDENT AND A DIRECTOR OF FMR
                        TEXAS INC. (1997), FIDELITY
                        MANAGEMENT & RESEARCH (U.K.) INC.
                        (1997), AND FIDELITY MANAGEMENT &
                        RESEARCH (FAR EAST) INC. (1997).
                        PREVIOUSLY, MR. POZEN SERVED AS
                        GENERAL COUNSEL, MANAGING
                        DIRECTOR, AND SENIOR VICE PRESIDENT
                        OF FMR CORP.

THOMAS R. WILLIAMS      PRESIDENT OF THE WALES GROUP, INC.        1989
 (69)                   (MANAGEMENT AND FINANCIAL ADVISORY
                        SERVICES). PRIOR TO RETIRING IN 1987,
                        MR. WILLIAMS SERVED AS CHAIRMAN OF
                        THE BOARD OF FIRST WACHOVIA
                        CORPORATION (BANK HOLDING
                        COMPANY), AND CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF THE FIRST
                        NATIONAL BANK OF ATLANTA AND FIRST
                        ATLANTA CORPORATION (BANK HOLDING
                        COMPANY). HE IS CURRENTLY A
                        DIRECTOR OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), CONAGRA,
                        INC. (AGRICULTURAL PRODUCTS), FISHER
                        BUSINESS SYSTEMS, INC. (COMPUTER
                        SOFTWARE), GEORGIA POWER COMPANY
                        (ELECTRIC UTILITY), GERBER ALLEY &
                        ASSOCIATES, INC. (COMPUTER
                        SOFTWARE), NATIONAL LIFE INSURANCE
                        COMPANY OF VERMONT, AMERICAN
                        SOFTWARE, INC., AND APPLESOUTH, INC.
                        (RESTAURANTS, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of August 31, 1997, the Trustees and officers of each fund owned, in the aggregate, less than _____% of each fund's total outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of two interested and seven non-interested Trustees, met eleven times during the twelve months ended November 30, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the Committee. If elected, it is anticipated that Mr. McCoy and Mr. Gates will be members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended November 30, 1996, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended November 30, 1996, the committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
The following table sets forth information describing the estimated compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended November 30, 1997 or calendar year ended December 31, 1996, as applicable. COMPENSATION TABLE


AGGRE         J.     RALPH    PHYLLIS    RICHARD    EDW    E.         DONALD   PET    WILLIA   GERALD    EDW     MAR     THO

GATE          GAR    F. COX   BURKE      J.         ARD    BRADLEY    J.       ER     M        C.        ARD     VIN     MAS

COMPE         Y               DAVIS      FLYNN      C.     JONES      KIRK     S.     O.       MCDON     H.      L.      R.

NSATIO        BURK                       ***        JOHN                       LYN    MCCO     OUGH      MALO    MAN
WILLIA
N FROM        HEAD                                  SON                        CH     Y                  NE      N       MS

A FUND        **#                                   3D**                       **     *****              ***


CONNECTI      $ 0    $ 156    $ 151      $ 9        $ 0    $ 153      $ 153    $ 0    $ 7      $ 188     $12     $156
$156
CUT

MUNICIPA

L MONEY

MARKET

FUND B,

C, +


SPARTAN         0     80       78         5          0      78         78       0      4        96        7       80      80

CONNECTI

CUT

MUNICIPA

L MONEY

MARKET

FUND B,

D, +


SPARTAN        0      200      193        10         0      195        195      0      4        240       14      200
200
FLORIDA

MUNICIPA

L MONEY

MARKET

FUND B,

E, +


NEW            0      198      192        11         0      194        194      0      9        237       17      198
198
JERSEY

MUNICIPA

L MONEY

MARKET

FUND B, F,

+


TOTAL          $0    $137,    $134,      $168,      $ 0    $134,      $136     $ 0    $85,     $136,     $136,   $134,
$136,
COMPE                000      700        000               700        ,200            333      200       200     700     200

NSATIO

N

FROM

THE

FUND

COMPL

EX*, A



* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
*****During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust.
#J. Gary Burkhead served on the Board of Trustees through August 1, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
+ Estimated
 A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $4, Phyllis Burke Davis, $4 Richard J. Flynn, $0, E. Bradley Jones, $4, Donald J. Kirk, $4, Gerald C. McDonough, $4, Edward H. Malone, $4, Marvin L. Mann, $4, and Thomas R. Williams, $4.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2, and Thomas R. Williams, $2.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $5, Phyllis Burke Davis, $5, Richard J. Flynn, $0, E. Bradley Jones, $5, Donald J. Kirk, $5, Gerald C. McDonough, $5, Edward H. Malone, $5, Marvin L. Mann, $5, and Thomas R. Williams, $5.
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Connecticut Municipal Money Market Fund, Spartan Connecticut Municipal Money Market Fund, Spartan Florida Municipal Money Market Fund, and New Jersey Municipal Money Market Fund are funds of Fidelity Court Street Trust II, an open-end management investment company organized as a Delaware business trust. Currently, there are four funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Court Street Trust II, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.

FUND   NET ASSET VALUE   $1,000 INVESTMENT
                         IN TERMS OF
                         NUMBER OF SHARES

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00            1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.

 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Trust Instrument and an amended Trust Instrument, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.

 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is((underlined)) and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS VOTING POWERS
Section 7.01 The shareholders shall have power to vote . . . On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.))There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Trust Instrument will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article VII, Section 7.01 of the Trust Instrument will remain unchanged.
4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve a proposal to adopt an amended management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page __. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on January 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $120 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $120 billion or less. Above $120 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 12 new fee breakpoints for assets under FMR's management above $120 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page __.)

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT   AMENDED CONTRACT

GROUP GROUP    PRESENT      AVERAGE GROUP   AMENDED
ASSETS         CONTRACT*    ASSETS          CONTRACT
($ BILLIONS)                ($ BILLIONS)

OVER 84        .1500%       84 - 120        .1500%

                            120 - 156       .1450%

                            156 - 192       .1400%

                            192 - 228       .1350%

                            228 - 264       .1300%

                            264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                            372 - 408       .1200%

                            408 - 444       .1175%

                            444 - 480       .1150%

                            480 - 516       .1125%

                            OVER 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET      PRESENT     AMENDED
ASSETS         CONTRACT*   CONTRACT
($ BILLIONS)

150            .1746%      .1736%

200            .1685%      .1652%

250            .1648%      .1587%

300            .1623%      .1536%

350            .1605%      .1494%

400            .1592%      .1459%

450            .1582%      .1427%

500            .1574%      .1399%

550            .1567%      .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for August 31, 1997 were approximately $531 billion.
 COMPARISON OF MANAGEMENT FEES. For August 31, 1997, average assets under management by FMR were $531 billion. The fund's management fee rate under the Amended Contract would have been .3882%, compared to
 .4069% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $120 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended November 30, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT   AMENDED CONTRACT

MANAGEMENT         MANAGEMENT         PERCENTAGE

FEE*               FEE                DIFFERENCE

$1,353,087         $1,308,205          (3.3%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT   AMENDED CONTRACT

MANAGEMENT         MANAGEMENT         PERCENTAGE

FEE*               FEE                DIFFERENCE

$1,448,040         $1,389,874          (4.0%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the Independent Trustees on October 17, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, September to October 1993, and November to December 1991. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve a proposal to adopt an amended management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. The Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE/ THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 2 on page __.. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on January 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $120 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $120 billion or less. Above $120 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 12 new fee breakpoints for assets under FMR's management above $120 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page __.)

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT   AMENDED CONTRACT

GROUP GROUP    PRESENT      AVERAGE GROUP   AMENDED
ASSETS         CONTRACT*    ASSETS          CONTRACT
($ BILLIONS)                ($ BILLIONS)

OVER 84        .1500%       84 - 120        .1500%

                            120 - 156       .1450%

                            156 - 192       .1400%

                            192 - 228       .1350%

                            228 - 264       .1300%

                            264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                            372 - 408       .1200%

                            408 - 444       .1175%

                            444 - 480       .1150%

                            480 - 516       .1125%

                            OVER 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1746%      .1736%

200            .1685%      .1652%

250            .1648%      .1587%

300            .1623%      .1536%

350            .1605%      .1494%

400            .1592%      .1459%

450            .1582%      .1427%

500            .1574%      .1399%

550            .1567%      .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for August 31, 1997 were approximately $531 billion.
 COMPARISON OF MANAGEMENT FEES. For August 31, 1997 average assets under management by FMR were $531 billion. The fund's management fee rate under the Amended Contract would have been .3882%, compared to
 .4069% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $120 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended November 30, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$1,785,595         $1,726,411          (3.3%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$1,831,468         $1,758,020          (4.0%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the Independent Trustees on October 17, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, September to October 1993, and November to December 1991. The Board of Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research services to the funds. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, and the addition of the discussion of FMR's ability to use brokers and dealers to execute portfolio transactions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 6 and 7 is to revise certain of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
6. TO AMEND FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND'S AND FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Each fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Court Street Trust II may issue additional series of shares in accordance with the Trust Instrument."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that each fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
7. TO AMEND FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND'S, FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND'S AND SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Fidelity Connecticut Municipal Money Market Fund's and Fidelity New Jersey Municipal Money Market Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories or possessions,or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry."
 Spartan Connecticut Municipal Money Market Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or municipal securities issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The Trustees recommend that shareholders of each fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all municipal funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by each fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 3 beginning on page __.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, who is proposed for election as a Trustee,each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Thomas Simpson, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, and Scott A. Orr are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Simpson, and Mr. Silver, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period December 1, 1995 through August 31, 1997 no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 3 beginning on page __.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K), and Fidelity Management & Research (Far East) Inc. (FMR Far East) In addition, Mr. Pozen is Senior Vice President of the trust and a Senior Vice President and Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109. PRESENT MANAGEMENT CONTRACTS FOR FIDELITY CONNECTICUT MUNICIPAL MONEY
MARKET FUND AND FIDELITY NEW JERSEY MUNICIPAL MONEY     MARKET FUND
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 4 and 5.
 In addition to the management fee payable to FMR, each fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian and transfer agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund for the fiscal year ended November 30, 1996 were $578,870 and $910,968, respectively.
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is Fidelity Connecticut Municipal Money Market Fund's and Fidelity New Jersey Municipal Money Market Fund's manager pursuant to management contracts dated February 28, 1992, which were approved by Court Street Trust, then sole shareholder of the fund on March 1, 1992.
 For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $447 billion of group net assets - the approximate level for November 1996 - was 0.1429%, which is the weighted average of the respective fee rates for each level of group net assets up to $447 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





$0     -     3 billion   .3700%     $ 0.5 billion   .3700%

 3     -     6           .3400      25              .2664

 6     -     9           .3100      50              .2188

 9     -     12          .2800      75              .1986

 12    -     15          .2500      100             .1869

 15    -     18          .2200      125             .1793

 18    -     21          .2000      150             .1736

 21    -     24          .1900      175             .1695

 24    -     30          .1800      200             .1658

 30    -     36          .1750      225             .1629

 36    -     42          .1700      250             .1604

 42    -     48          .1650      275             .1583

 48    -     66          .1600      300             .1565

 66    -     84          .1550      325             .1548

 84    -     120         .1500      350             .1533

120    -     174         .1450      400             .1507

174    -     228         .1400

228    -     282         .1375

282    -     336         .1350

Over         336         .1325



 Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

Over 516              .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

 The individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for November 30, 1996, the annual management fee rate would be calculated as follows:
Fidelity Connecticut Municipal Money Market Fund
Group Fee Rate         Individual Fund         Management Fee Rate
                       Fee Rate

0.1429%          +     0.25%             =     0.3929%

Fidelity New Jersey Municipal Money Market Fund
Group Fee Rate         Individual Fund         Management Fee Rate
                       Fee Rate

0.1429%          +     0.25%             =     0.3929%

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During fiscal year ended November 30, 1996, FMR received $1,308,203 and $1,726,411 for its services as investment adviser to Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund, respectively. This fee was equivalent to 0.3956% and 0.3956%, respectively, of the average net assets of Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
SUB-ADVISORY AGREEMENTS FOR FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND AND FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
 On behalf of Fidelity Connecticut Municipal Money Market Fund and Fidelity New jersey Municipal Money Market Fund, FMR has entered into a sub-advisory agreement with FMR Texas Inc. (FMR Texas) pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund. Fidelity Connecticut Municipal Money Market Fund's sub-advisory agreement, dated February 28, 1992, was approved by Court Street Trust as sole shareholder of the fund on March 1, 1992 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on December 11, 1991. Fidelity New Jersey Municipal Money Market Fund's sub-advisory agreement, dated February 28, 1992, was approved by Court Street Trust as sole shareholder of the fund on March 1, 1992 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on December 11, 1991. The terms of Fidelity Connecticut Municipal Money Market Fund's and Fidelity New Jersey Municipal Money Market Fund's current sub-advisory agreements with FMR Texas duplicate those of their previous sub-advisory agreements which were dated November 1, 1990 and December 1, 1989, respectively and approved by FMR as sole shareholder.
 Under the sub-advisory agreements, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each fund after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended November 30, 1996, FMR paid FMR Texas fees of $654,102 and $863,206, on behalf of Fidelity Connecticut Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1996 the funds paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc. P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

























           EXHIBIT 1

    ((UNDERLINED)) DISCLOSURE WILL BE ADDED
    [BRACKETED] DISCLOSURE WILL BE DELETED

      FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST II
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET ((FUND)) [PORTFOLIO]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this
, [28th day of February, 1992], by and between Fidelity Court Street Trust II, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Connecticut Municipal Money Market ((Fund)) [Portfolio] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 28, 1992, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on January 1, 1998 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to:
(i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and
(vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

 (c) The Adviser [, at its own expense] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Advisor will be compensated on the following basis for the services and facilities to be furnished hereunder. The Advisor shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investments companies having Advisory and Service Management Contracts with the Advisor (computed in the manner set forth in the ((Fund's Declaration of Trust or other organization document)) [charter of each investment company]) determined as the close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule.
                        Annualized Fee Rate

Average Net Assets      (for each level)

Over $0.0 - 3 billion   0.3700%

3 - 6                   0.3400

6 - 9                   0.3100

9 - 12                  0.2800

12 - 15                 0.2500

15 - 18                 0.2200

18 - 21                 0.2000

21 - 24                 0.1900

24 - 30                 0.1800

30 - 36                 0.1750

36 - 42                 0.1700

42 - 48                 0.1650

48 - 66                 0.1600

66 - 84                 0.1550

[Over 84]               [0.1500]

((84 - 120))            ((0.1500))

((20 - 156 ))           ((0.1450))

((56 - 192))            ((0.1400))

((192 - 228))           ((0.1350))

((228 - 264))           ((0.1300))

((264 - 300))           ((0.1275))

((300 - 336))           ((0.1250))

((336 - 372))           ((0.1225))

((372 - 408))           ((0.1200))

((408 - 444))           ((0.1175))

((444 - 480))           ((0.1150))

((480 - 516))           ((0.1125))

((Over 516))            ((0.1100))

                         (b) Individual Fund Fee Rate.  The Individual
fund fee rate shall be .25%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual management fee rate. One-twelfth of the annual management fee shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's Declaration of Trust or other organizational document)) [Trust Instrument of the Fund]) determined as of the close of business on each business day throughout the month.
 4. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Fund shall include, without limitation,
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Fund and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until ((May 31, 1998)) [June 30, 1992] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Fund.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the ((Declaration of Trust or other organizational document)) [Trust Instrument] are separate and distinct from those of any and all other Funds.
 8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified by the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
      FIDELITY COURT STREET TRUST II
      on behalf of Fidelity Connecticut Municipal          Money
Market ((Fund)) [Portfolio]
  [signature lines omitted]
           EXHIBIT 2

    ((UNDERLINED)) DISCLOSURE WILL BE ADDED
    [BRACKETED] DISCLOSURE WILL BE DELETED

      FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST II
FIDELITY NEW JERSEY ((MUNICIPAL)) [TAX-FREE] MONEY MARKET ((FUND))
[PORTFOLIO]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this
[28th day of February, 1992], by and between Fidelity Court Street Trust II, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity New Jersey ((Municipal)) [Tax-Free] Money Market ((Fund)) [Portfolio] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 28, 1992, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on January 1, 1998 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to:
(i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and
(vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

 (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Advisor will be compensated on the following basis for the services and facilities to be furnished hereunder. The Advisor shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The ((G))[g]roup ((F))[f]ee ((R))[r]ate shall be based upon the monthly average of the net assets of the registered investments companies having Advisory and Service Management Contracts with the Advisor (computed in the manner set forth in the ((Fund's Declaration of Trust or other organizational document)) [charter of each investment company]) determined as the close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule.
                        Annualized Fee Rate

Average Net Assets      (for each level)

Over $0.0 - 3 billion   0.3700%

3 - 6                   0.3400

6 - 9                   0.3100

9 - 12                  0.2800

12 - 15                 0.2500

15 - 18                 0.2200

18 - 21                 0.2000

21 - 24                 0.1900

24 - 30                 0.1800

30 - 36                 0.1750

36 - 42                 0.1700

42 - 48                 0.1650

48 - 66                 0.1600

66 - 84                 0.1550

[Over 84]               [0.1500]

((84 - 120))            ((0.1500))

((120 - 156))           ((0.1450))

((156 - 192))           ((0.1400))

((192 - 228))           ((0.1350))

((228 - 264))           ((0.1300))

((264 - 300))           ((0.1275))

((300 - 336))           ((0.1250))

((336 - 372))           ((0.1225))

((372 - 408))           ((0.1200))

((408 - 444))           ((0.1175))

((444 - 480))           ((0.1150))

((480 - 516))           ((0.1125))

((Over 516))_           ((0.1100))

                         (b) Individual Fund Fee Rate.  The Individual
fund fee rate shall be .25%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual management fee rate. One-twelfth of the annual management fee shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's Declaration of Trust or other organizational document)) [Trust Instrument of the Fund]) determined as of the close of business on each business day throughout the month.
 4. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Fund shall include, without limitation,
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Fund and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until ((May 31, 1998)) [June 30, 1992] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Fund.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the ((Declaration of Trust or other organizational document)) [Trust Instrument] are separate and distinct from those of any and all other Funds.
 8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified by the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
      FIDELITY COURT STREET TRUST II
      on behalf of Fidelity New Jersey ((Municipal)) [Tax-Free]
 Money Market ((Fund)) [Portfolio]
  [signature lines omitted]
EXHIBIT 3
     TO BE UPDATED

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                                  FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                          YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                           (MILLIONS)(B)   TO AVERAGE
                                                                           NET ASSETS
                                                                           PAID
                                                                           TO FMR (C)

MUNICIPAL MONEY MARKET ((yen))

Institutional Tax-Exempt Cash Portfolios:
Tax-Exempt:

  Class I                                    3/31/96       $ 1,940.2                        0.19%*

  Class II                                   3/31/96**      0.6                             0.20(dagger)*

  Class III                                  3/31/96**      2.6                             0.20(dagger)*

Daily Money Fund: Capital Reserves:          7/31/96        131.6                           0.29*
Municipal Money Market

Spartan Arizona Municipal Money Market       8/31/96        66.9                            0.22*

Spartan Municipal Money Market               8/31/96        2,280.1                         0.39*

Daily Tax-Exempt Money                       10/31/96       521.4                           0.40*

Municipal Money Market                       10/31/96       3,673.6                         0.30

Spartan New Jersey Municipal                 10/31/96       491.1                           0.35*
Money Market

Connecticut Municipal Money Market           11/30/96       330.7                           0.40

New Jersey Municipal Money Market            11/30/96       436.4                           0.40

Spartan Connecticut Municipal                11/30/96       180.9                           0.50
Money Market

Spartan Florida Municipal Money Market       11/30/96       391.7                           0.50

Michigan Municipal Money Market              12/31/96       235.5                           0.40

Ohio Municipal Money Market                  12/31/96       311.8                           0.40

Spartan Pennsylvania Municipal               12/31/96       237.1                           0.50
Money Market

Massachusetts Municipal Money Market         1/31/97        877.1                           0.39

New York Municipal Money Market              1/31/97        826.6                           0.40

Spartan Massachusetts Municipal              1/31/97        574.4                           0.50
Money Market

Spartan New York Municipal                   1/31/97        703.2                           0.50
Money Market

California Municipal Money Market            2/28/97        742.8                           0.39

Spartan California Municipal Money Market    2/28/97        1,343.5                         0.35*


(a) All data is as of the fiscal year end noted.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund. Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY COURT STREET TRUST II: FIDELITY CONNECTICUT MUNICIPAL MONEY
MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II: Fidelity Connecticut Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on
December 17, 1997 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip# 316089408/fund# 418]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the 12 nominees specified below as          [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of the
     trust.

4.   To approve an amended management contract for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
     fund.

6.   To amend the fundamental investment limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
     concerning the issuance of senior securities.

7.   To amend the fundamental investment limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
     concerning the concentration of investments in a
     single industry.


[CTM-PXC-1097]    [cusip#316089408/fund# 418]
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY COURT STREET TRUST II: SPARTAN CONNECTICUT MUNICIPAL MONEY
MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II: Spartan Connecticut Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on
December 17, 1997 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip# 316089606/fund# 425]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the 12 nominees specified below as          [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of the
     trust.

7.   To amend the fundamental investment limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
     concerning the concentration of investments in a
     single industry.


[SCT-PXC-1097]    [cusip#316089606/fund# 425]
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY COURT STREET TRUST II: SPARTAN FLORIDA MUNICIPAL MONEY MARKET
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II: Spartan Florida
Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on
December 17, 1997 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip# 316090109/fund# 428]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the 12 nominees specified below as          [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of the
     trust.


[SFM-PXC-1097]    [cusip#316090109/fund# 428]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY COURT STREET TRUST II: FIDELITY NEW JERSEY MUNICIPAL MONEY
MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust II: Fidelity New Jersey Municipal Money Market Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on
December 17, 1997 at 12:00 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip# 316089309/fund# 417]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the 12 nominees specified below as          [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust.

3.   To amend the Trust Instrument to provide                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of the
     trust.

5.   To approve an amended management contract for the         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
     fund.

6.   To amend the fundamental investment limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
     concerning the issuance of senior securities.

7.   To amend the fundamental investment limitation            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
     concerning the concentration of investments in a
     single industry.


[NJS-PXC-1097]    [cusip#316089309/fund# 417]